                                   AGREEMENT

     AGREEMENT made this 31st day of December, 1998, by and between Tabor Resources Corporation, a Minnesota corporation, hereinafter referred to as "Seller" whose address is 5198 West 76th Street, Edina, Minnesota 55439 and Conjecture Silver Mines, Inc., an Idaho corporation, hereinafter referred to as "Buyer," whose address is 905 North Pines Road, Spokane, Washington 99206.

     WHEREAS, Seller owns certain patented and unpatented mining claims and leases located in the Alder Gulch area of the Virginia City Mining District in southwestern Montana as set forth in "Exhibit A" attached hereto and referred to herein as the "Properties;" and,

     WHEREAS, the Buyer has offered to purchase the Properties from the Seller,

     NOW THEREFORE, IT IS AGREED AS FOLLOWS:

     1. Subject to receipt of the purchase price set forth below, Seller shall sell, transfer, assign and convey to Buyer, and Buyer shall purchase from Seller, the Properties, together with any easements, rights of way and water rights, if any, associated therewith. The documents used to convey the Properties are attached hereto as "Exhibit B."

     2. Buyer will pay to Seller the sum of twenty thousand dollars ($20,000). Payment to be made to Seller's account no. 1731 0019 9657 at First Bank, 601 Second Avenue South, Minneapolis, Minnesota 55402 via wire transfer not later than December 31, 1998.

     3. Upon Seller being notified by First Bank that said funds have been deposited to its account, Seller will cause executed copies of Exhibit B to be delivered to Buyer by Seller's attorney, Conrad C. Lysiak.

     4. Seller warrants that it has good and marketable record title to one hundred percent of the undivided interest in the patented mining claims specified in Exhibit A, and all such patented mining claims are owned free and clear of any and all liens, mortgages, security interests, pledges, charges, assignments, deeds of trust, encumbrances, options, tax liens, mechanic's liens, materialmen's liens, or other charges or encumbrances of any kind. Seller makes no representation or warranty with respect to all or any of the unpatented mining claims, the portion of a patented placer claim or the lease specified in Exhibit A.

     5. To Seller's knowledge, other than the mining leases identified in Exhibit A, the Properties are not subject to any leases nor are there any royalties burdening the Properties. For purposes thereof, the term "royalties" shall mean all amounts payable as a share of the product or profit from property, and includes, without limitation, production payments, minimum royalties, overriding royalties and bonus payments.

     6. To Seller's knowledge, Seller is not presently obligated under any purchase or sale agreements, refining agreements, production agreements, production payment agreements, operation agreements, participation agreements, security agreements or any other agreements to make future deliveries of production attributable to the Properties.

     7. Seller also grants a first right of refusal to the Buyer to acquire the properties described in "Exhibit C" attached hereto. In the event that Seller intends to sell said properties, Seller will notify Buyer in writing of such intention to sell; advise Buyer of the selling price; and, Buyer will have ten days to notify Seller of this intention to acquire such properties. If payment for said properties is not made by Buyer to Seller within twenty days thereof, Buyer's right to buy said properties will terminate and Seller may dispose of the same without further notice to Buyer.

     8. Buyer agrees to indemnify and hold Seller safe and harmless from any and all claims or causes of action which result from Buyer's operation of the Properties.

     9. Jurisdiction and venue of any action which is initiated by either party to this Agreement will be in the state courts of Madison County, State of Montana. A prevailing party in such action will be entitled to recover his costs including a reasonable attorney's fee.

     10. The law governing the terms of this Agreement will be that of Montana.

     11.  Facsimile signatures may substituted for original signatures.

     IN WITNESS WHEREOF, the parties have executed this Agreement, the day and year first above written.


                                      TABOR RESOURCES CORPORATION


                                      BY:    /s/ Chuck Reese
                                         -------------------------------
                                            Chuck Reese, President, COO


                                      CONJECTURE SILVER MINES, INC.


                                      BY:    /s/ William Campbell
                                         --------------------------------
                                             William Campbell, President

                                   EXHIBIT A
    UNPATENTED MINING CLAIMS CONTROLLED BY TABOR RESOURCES CORPORATION
                         SUBSIDIARY OF TECH SQUARED, INC.
                             MADISON COUNTY, MONTANA



  Mining         Claim
 Serial #        Number     Name of Claim or Site     Date of Location     Location of Claim
----------     ----------   ---------------------     -----------------    -------------------
  MTMMC         175329         Don-A-Vera No. 2       February 25, 1990     T.6S.,R.3W.,35N1/2
  MTMMC         175330         Don-A-Vera No. 3       February 25, 1990     T.6S.,R.3W.,26S1/2
                                                                            T.6S.,R.3W.,35N1/2

  MTMMC         175332         Don-A-Vera No. 7       February 25, 1990     T.6S.,R.3W.,35N1/2
  MTMMC         175333         Jayhill Lode           February 25, 1990     T.6S.,R.3W.,35NE1/4
  MTMMC         175334         Jayhill No. 1          February 25, 1990     T.6S.,R.3W.,35N1/2
  MTMMC         175335         Jayhill No. 2          February 25, 1990     T.6S.,R.3W.,36 ALL
  MTMMC         175336         Jayhill No. 3          February 25, 1990     T.6S.,R.3W.,36S1/2
  MTMMC         175337         Jayhill No. 4          February 25, 1990     T.6S.,R.3W.,36S1/2
  MTMMC         175338         Jayhill No. 5          February 25, 1990     T.6S.,R.3W.,36E1/2
  MTMMC         175339         Jayhill No. 6          February 25, 1990     T.6S.,R.3W.,36SE1/4
  MTMMC         175340         Jayhill No. 7          February 25, 1990     T.6S.,R.3W.,35SE1/4
  MTMMC         175341         Jayhill No. 8          February 25, 1990     T.6S.,R.3W.,35NW1/4
  MTMMC         175342         Jayhill No. 9          February 25, 1990     T.6S.,R.3W.,35NE1/4
  MTMMC         175343         Jayhill No. 10         February 25, 1990     T.6S.,R.3W.,36NE1/4
  MTMMC         175344         Jayhill No. 11         February 25, 1990     T.6S.,R.3W.,35NE1/4
  MTMMC         175345         Jayhill No. 12         February 25, 1990     T.6S.,R.3W.,36NE1/4
  MTMMC         175346         J/M Lode               February 25, 1990     T.7S.,R.3W.,1NW1/4
  MTMMC         175347         J/M No. 1              February 26, 1990     T.7S.,R.3W.,1NW1/4
  MTMMC         175348         J/M No. 2              February 26, 1990     T.7S.,R.3W.,1NW1/4
  MTMMC         175349         J/M No. 3              February 26, 1990     T.7S.,R.3W.,1N1/2
  MTMMC         175350         J/M No. 4              February 26, 1990     T.7S.,R.3W.,1N1/2
  MTMMC         175351         J/M No. 5              February 26, 1990     T.7S.,R.3W.,1N1/2

  MTMMC         175374         Keyhole Lode           February 26, 1990     T.7S.,R.3W.,1SE1/4
  MTMMC         175375         Keyhole No. 1          February 26, 1990     T.7S.,R.3W.,1SE1/4
                                                                            T.7S.,R.3W.,12NE1/4

  MTMMC         175376         Keyhole No. 2 Lode     February 26, 1990     T.7S.,R.3W.,1SE1/4
  MTMMC         175377         Keyhole No. 3 Lode     February 26, 1990     T.7S.,R.3W.,1S1/2

  MTMMC         175378         Butcher Lode           February 26, 1990     T.7S.,R.3W.,1 ALL
  MTMMC         175379         Butcher No. 3 Lode     February 26, 1990     T.7S.,R.3W.,1E1/2
  MTMMC         175380         Timboy Lode            February 26, 1990     T.7S.,R.3W.,1SE1/4
  MTMMC         175381         Timboy Fraction        February 26, 1990     T.7S.,R.3W.,1S1/2
  MTMMC         175382         Timboy No. 1 Lode      February 26, 1990     T.7S.,R.3W.,1SE1/4
  MTMMC         175383         Nellie Bly Fraction    February 26, 1990     T.7S.,R.3W.,12N1/2
  MTMMC         175384         "New Winnetka"         February 26, 1990     T.7S.,R.3W.,1S1/2
  MTMMC         175385         Monidah Lode           February 26, 1990     T.7S.,R.3W.,1SW1/4
  MTMMC         175386         Malta No. 2            February 26, 1990     T.7S.,R.3W.,1SW1/4
                                                                            T.7S.,R.3W.,12NW1/4

  MTMMC         175387         St. John Extension     February 26, 1990     T.7S.,R.3W.,1W1/2
  MTMMC         175388         Fortune Fraction       February 28, 1990     T.7S.,R.3W.,1SE1/4
  MTMMC         175389         Fortune Lode           February 28, 1990     T.7S.,R.3W.,12NE1/4
  MTMMC         175390         Fortune No. 1 Lode     February 28, 1990     T.7S.,R.3W.,1SE1/4

  MTMMC         175401         El Fortuna Lode        February 28, 1990     T.7S.,R.2W.,7NW1/4
                                                                            T.7S.,R.3W.,12NE1/4

  MTMMC         175402         El Fortuna No. 1       February 28, 1990     T.7S.,R.2W.,6SW1/4
                                                                            T.7S.,R.2W.,7NW1/4
                                                                            T.7S.,R.3W.,1SE1/4
                                                                            T.7S.,R.3W.,12NE1/4



  MTMMC         175407         El Fortuna No. 5       February 28, 1990     T.7S.,R.2W.,6SW1/4

  MTMMC         175410         Tabor Fraction         February 25, 1990     T.6S.,R.3W.,35W1/2

  MTMMC         175414         Tabor No. 4            February 25, 1990     T.6S.,R.3W.,35SE1/4
  MTMMC         175415         Tabor No. 5            February 26, 1990     T.6S.,R.3W.,35SE1/4
                                                                           T.6S.,R.3W.,36SW1/4

  MTMMC         175416         Tabor No. 6            February 26, 1990     T.7S.,R.3W.,1SE1/4
                                                                           T.7S.,R.3W.,2NE1/4

  MTMMC         175417         Tabor No. 7            February 26, 1990     T.7S.,R.3W.,1NE1/4
  MTMMC         175418         Tabor No. 8            February 26, 1990     T.7S.,R.3W.,1NE1/4
  MTMMC         175419         Tabor No. 9            February 26, 1990     T.7S.,R.3W.,1NE1/4
  MTMMC         175420         Tabor No. 10           February 26, 1990     T.7S.,R.3W.,1NE1/4
  MTMMC         175421         Tabor No. 11           February 26, 1990     T.7S.,R.3W.,1E1/2
  MTMMC         175422         Tabor No. 12           February 26, 1990     T.7S.,R.3W.,1E1/2
  MTMMC         175423         Tabor No. 13           February 26, 1990     T.7S.,R.3W.,1E1/2
  MTMMC         175424         Tabor No. 14           February 26, 1990     T.7S.,R.3W.,1SE1/4

  MTMMC         175433         Tabor No. 30           February 25, 1990     T.6S.,R.3W.,28SE1/4
                                                                            T.6S.,R.3W.,35NE1/4

  MTMMC         175434         Tabor No. 31           February 25, 1990     T.6S.,R.3W.,28SE1/4
                                                                           T.6S.,R.3W.,35SW1/4

  MTMMC         175435         Tabor No. 32           February 25, 1990     T.6S.,R.3W.,26SW1/4
  MTMMC         175436         Tabor No. 33           February 25, 1990     T.6S.,R.3W.,26SE1/4
  MTMMC         175437         Tabor No. 34           February 25, 1990     T.6S.,R.3W.,26SE1/4
  MTMMC         175438         Tabor No. 35           February 25, 1990     T.6S.,R.3W.,26SE1/4
  MTMMC         175439         Tabor No. 36           February 25, 1990     T.6S.,R.3W.,26SE1/4
  MTMMC         175440         Tabor No. 37           February 25, 1990     T.6S.,R.3W.,26SW1/4



                                    Lease

That certain metalliferous lease designated as lease number M-1829-91 dated effective July 25, 1991 by and between the Department of State Lands of the State of Montana, as lessor, and Tabor Resources Corporation, as lessee, covering the lands located in Section 36, Township 6 South, Range 3 West, Madison County, Montana.

                        Tabor Mines & Metals Corporation
                            a Minnesota corporation



Patented Mining Claims

St. John, Mineral Survey 5984, Patent No. 34690

Butcher Gulch Placer, Tract 3 of Book 7 Surveys, Page 253, containing 20,463 [illegible]

Nellie Bly, Mineral Survey 9722, Patent No. 491535

Alder Fraction, Mineral Survey 9722, Patent No. 491535

Prescot, Mineral Survey 9722, Patent No. 491535

Malta, Mineral Survey 9722, Patent No. 491535

                      ASSIGNMENT OF MINING CLAIMS AND LEASE

      This Assignment of Mining Claims and Lease (the "Assignment") is made effective as of ______ December, 1998, by and between Tabor Resources Corporation, a Minnesota corporation (hereinafter referred to as "Assignor"), whose address is 5198 West 76th Street, Edina, Minnesota 55439, and Conjecture Silver Mines, Inc., an Idaho corporation (hereinafter referred to as "Assignee"), whose address is 905 North Pines Road, Spokane, Washington 99206.

                                    RECITALS

     A. Assignor owns certain unpatented mining claims and a lease located in the Alder Gulch area of the Virginia City Mining District in southwestern Montana. Such claims and leases are more specifically identified in Exhibit "A" annexed to and made a part of this Assignment.

     B. Assignor has determined to sell and assign such claims and lease to Assignee, and Assignee has offered to buy the same from Assignor, for the consideration and on the terms and conditions set forth in that certain asset purchase agreement dated as of December ____, 1998.

     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and convey unto Assignee all of Assignor's right, title and interest in and to the unpatented mining claims and lease more specifically identified on Exhibit "A," together with any and all easements, rights of way and water rights of way and water rights, if any, associated therewith.

     Executed and effective as of the date first above written.

                                    SELLER

                                    TABOR RESOURCES CORPORATION

                                    BY:
                                       -------------------------------
                                       Its
                                          ----------------------------

STATE OF MINNESOTA    )
                      )  ss.
County of Hennepin    )

     On this ______ day of December, 1998, before me, the undersigned, a Notary Public for the State of Minnesota, personally appeared _______________, known to me personally to be the ________________ of Tabor Resources Corporation, the corporation whose name is subscribed to the within instrument, and acknowledged to me that he executed the same on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my hand and affixed my notarial seal the day and year in this certificate first above written.


                                           -----------------------------------
                                           NOTARY PUBLIC, In and for the State
                                           of Minnesota, residing at

                                           -----------------------------------

My Commission expires:

---------------------------------